Exhibit 10.1

补充协议

Supplementary Agreement

北京美航凯互联网信息服务有限公司（以下简称甲方）

American Arki Network Service Beijing Co., Ltd. (“Party A”)

引行金融信息服务（上海）有限公司（以下简称乙方）

Yin Hang Financial Information Service (Shanghai) Co., Ltd. (“Party B”)

  双方于2017年8月31日星期四下午2点，在北京CCG会馆就2016年12月1日订立的股权置换协议问题，展开了讨论并作出处理决定。

The two parties carried out discussions and made decisions with regard to the issue of Share Exchange Agreement which was entered into on December 1, 2016, at the CCG Hall in Beijing on Thursday, August 31, 2017 at 2:00 pm.

据引行金融杜云丰董事长透露，乙方在工商部门变更股东信息时，相关部门指出对金融信息企业，不准以全部股权与外资控制的公司进行置换，因涉嫌国家金融信息外露问题。

It has been revealed by Chairman Yunfeng DU of Yin Hang Finance that relevant departments pointed out that financial information enterprises are not permitted to make replacements with companies controlled by foreign capital with 100% interest when Party B changes its shareholder information in industry and commerce department as a result of potential national security concerns over confidential banking information.

双方就此问题通过讨论协商，达成补充协议如下：

Through negotiation in respect of this issue, Party A and Party B agree Supplementary Agreement as follows:

一、从2017年8月31日起终止2016年12月1日的股权置换协议。

I. Share Exchange Agreement dated December 1, 2016 shall be terminated from August 31, 2017.

二、补充协议生效之日起，乙方确认被剥离CCGN架构，从此CCGN不再宣导引行金融的商业模式。

II. Party B confirms that it is stripped out of the CCGN structure from the date of the Supplementary Agreement taking effect, and since then CCGN has no longer advocate the business model of Yin Hang Finance.

三、从9月1日起CCGN的财务报表不再包括引行金融财务。

III. CCGN’s financial statement will not contain the financial information of Yin Hang Finance since September 1, 2017.

补充协议一式两份双方各执一份，双方盖章后生效。

The Supplementary Agreement is made in duplicates with each party holding one counterpart. The Supplementary Agreement shall come into force after stamping by both parties.

甲方：北京美航凯互联网信息服务有限公

Party A: American Arki Network Service Beijing Co., Ltd. (Seal)

乙方：引行金融信息服务（上海）有限公司

Party B: Yin Hang Finance Information Service (Shanghai) Co., Ltd. (Seal)